582 Industrial Park Road, Bluefield, VA 24605-9364
■
Phone 276.322.5467
www.mma1.com
■
info@gmail.com
ENERGY & MINERAL RESOURCES
■
HYDROGEOLOGY & GEOLOGY
■
GEOPHYSICAL LOGGING SERVICES
CARBON MANAGEMENT
■
EXPERT WITNESS TESTIMONY
■
MINING ENGINEERING
■
PETROLEUM ENGINEERING
EXHIBIT 23.5
CONSENT OF MARSHALL MILLER & ASSOCIATES,
INC.
Marshall Miller
& Associates,
Inc. (
MM&A
), a third-party
firm comprising
mining experts,
prepared the
technical report summaries identified below, each dated February 1, 2025, relating to estimates of coal resources and reserves of Coronado Global Resources Inc. (the “Company”) as of December 31,
2024
(the
“Technical
Report
Summaries”).
Specifically,
MM&A
prepared
the
following
Technical
Report
Summaries:
1.
Technical
Report
Summary
entitled
“Coronado
Global
Resources
Inc.
Statement
of
Coal
Resources and
Reserves for
the Buchanan
Mine Complex
in Accordance
with the JORC
Code
and United States SEC
Regulation S-K 1300 as
of December 31,
2024 Central Appalachian Coal
Basin Virginia, USA” ;
2.
Technical
Report
Summary
entitled
“Coronado
Global
Resources
Inc.
Statement
of
Coal
Resources
and
Reserves
for
the
Logan County
Complex
in
Accordance
with
the
JORC
Code
and United States SEC
Regulation S-K 1300 as
of December 31,
2024 Central Appalachian Coal
Basin West Virginia, USA” ; and
3.
Technical
Report
Summary
entitled
“Coronado
Global
Resources
Inc.
Statement
of
Coal
Resources and
Reserves for
the Mon
Valley
Complex Upper
Freeport Holdings
in Accordance
with
the
JORC
Code
and
United
States
SEC
Regulation
S-K
1300
as
of
December
31,
2024
Northern Appalachian Coal Basin Pennsylvania, USA.”
MM&A hereby
consents
to the
filing with
the
Securities
and Exchange
Commission
of the
Technical
Report
Summaries
as
exhibits
to
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December 31, 2025 (the
“Annual Report”) and to
the incorporation by reference of
the Technical Report
Summaries in
the Company’s
Registration Statements
on Form
S-3 (No.
333-239730) and
Form S-8
(Nos. 333-236597,
333-249566, 333-275748 and 333-281775) (the “Registration
Statements”).
MM&A hereby further consents to the inclusion or incorporation by reference in the Annual Report and
the Registration Statements of
references to the MM&A
name (including status as
an expert or qualified
person (as
defined
in Item
1300 of
Regulation
S-K))
and the
information
derived
from the
Technical
Report Summaries, including any quotation therefrom or summarization thereof.
Date:
February 13, 2026
/s/ Justin S. Douthat
Name:
Justin S. Douthat
Title:
Executive Vice President
(MM&A Representative)